THE MANAGERS FUNDS
---------------------------------
MANAGERS MONEY MARKET FUND
PROSPECTUS
DATED APRIL 1,1999
---------------------------------

as supplemented January 21, 2000

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WHERE LEADING MONEY MANAGERS CONVERGE






The  Securities and Exchange Commission has not approved  or
disapproved   these   securities  or  determined   if   this
Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
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            KEY INFORMATION ABOUT THE MONEY MARKET FUND
Risk/Return    Goals and Principal Strategies of the Fund  1
  Summary      Risk Summary                                1
               Performance Summary                         3
               Fees and Expenses of the Fund               4

            THE MANAGERS FUNDS
               The Management Team                         6
               Master/Feeder Structure                     6
               The Year 2000 Issue                         7
____________________________________________________________________
Summary of   MONEY MARKET FUND
    the        Objective                                   8
   Fund        Principal Investment Strategies             8
               Principal Risk Factors                      8
               Should I Invest In This Fund?               9
               Fees and Expenses                           9
               Portfolio Management of the Fund            10
___________________________________________________________________
Additional   OTHER RISK FACTORS
  Risks of     A Few Words About Risk                      11
Investing
____________________________________________________________________
Information  FINANCIAL HIGHLIGHTS
About your     Financial Information for the Fund          15
Investment
            YOUR ACCOUNT
               Minimum Investments in the Fund             17
               How to Purchase Shares                      18
               How to Sell Shares                          19

            INVESTOR SERVICES
               General Fund Policies                       21

            ACCOUNT POLICIES, DIVIDENDS AND TAXES
               Account Statements                          22
               Dividends and Distributions                 22
               Tax Information                             22
____________________________________________________________________
            FOR MORE INFORMATION                  Back Cover

Key Information about the Money Market Fund
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This Prospectus contains important information for anyone interested in investing in Managers Money Market Fund.
Please read this document carefully before you invest and keep it for future reference.

You should base your purchase of this Fund on your own goals, risk preferences and investment time horizons.

GOALS AND PRINCIPAL STRATEGIES OF THE FUND

Managers Money Market Fund seeks to maximize current income and maintain a high level of liquidity. In seeking to achieve this goal, the Fund invests in a broad spectrum of money market securities, such as U.S. Government securities, commercial paper and corporate debt, by investing all of its assets in a master portfolio (another fund with the same goal). For more information on this structure, see Master/Feeder Structure.

RISK SUMMARY
[graphic]

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in this Fund.

Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.

The issuer or guarantor of a portfolio security or the counterparty to a contract could default on its obligation.
Also, an unexpected rise in interest rates could lead to a loss in share price if the Fund is near the maximum allowable average weighted maturity at the time. The Fund's investment process and management policies, however, are designed to minimize the likelihood and impact of these risks.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please keep in mind that shares of the
Fund:

* Are not deposits or obligations of any bank

* Are not guaranteed or endorsed by any bank

                                                					Risk/Return Summary
------------------------------------------------------------------------

* Are not federally insured by the Federal Deposit Insurance
  Corporation, the Federal Reserve Board or any other federal agency

The following are the Principal Risk Factors associated with the Money Market Fund. For more information regarding these and other risk factors, see OTHER RISK FACTORS.

Credit Risk
[graphic]

The likelihood that a debtor will be unable to pay interest or principal payments as planned is typically referred to as default risk. Default risk for most debt securities is constantly monitored by nationally recognized statistical rating agencies such as Moody's Investor Services, Inc. and Standard &
Poor's Corporation. Even if the likelihood of default is remote, changes in the perception of an institution's financial health will affect the valuation of its debt securities. This extension of default risk is typically known as credit risk.

Inflation Risk

This is the risk that the price of an asset, or the income generated by the asset, will not keep up with the cost of living.
Almost all financial assets have some inflation risk.

Interest Rate Risk

Changes in interest rates can impact stock and bond prices in several ways.
As interest rates rise, the fixed coupon payments of debt securities become less competitive with the market and thus the price of the securities will fall Similarly, the expected earnings and dividend payments for equity securities become relatively less competitive as interest rates rise. Conversely, prices will rise as available interest rates fall. The longer into the future that these cash flows are expected, the greater will be the effect on the price of the security. Interest rate risk is thus measured by analyzing the length of time or

"duration" over which the return on the investment is expected. The longer the duration the higher the interest rate risk.

[TEXT BOX: Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal + interest) for a bond or portfolio. It is used to evaluate interest rate sensitivity.]

Risk/Return Summary
--------------------------------------------------------------------------

While this is typically measured for debt securities, it also applies to equity securities. A company which has high current earnings, is paying dividends and is valued based on a slower expectation of growth has a shorter duration than a rapidly growing company in which the bulk of its earnings are expected farther off into the future.

PERFORMANCE SUMMARY

The following bar chart illustrates the Fund's year-by-year total return and how performance of the Fund has varied over the past ten years. The chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.
The following table compares the Fund's performance to that of a 3 month Treasury Bill. Again, the table assumes that dividends and capital gains distributions have been reinvested for both the Fund and the security. As always, the past performance of the Fund is not an indication of how the Fund will perform in the future.

                      Annual Returns - Last Ten Years

           1989    1990     1991    1992    1993     1994    1995   1996  1997   1998
Fund      8.7%     7.7%     5.3%     3.1%    2.5%     3.6%    5.0%   5.5%  5.4%  5.2%

*For the Money Market Fund over this period, the highest quarterly return was 2.23% and the lowest quarterly return was 0.55%.

Risk/Return Summary
-----------------------------------------------------------------------

Average Annual Total Return (as a percentage) as of 12/31/98

Fund                 1 Year         5 Years           10 Years
Money Market Fund*   5.14%           4.92%              5.18%
3 Mo. Treasury Bill  5.01%           5.12%              5.64%

[FN]
*For information on the yields of the Fund, please call (800) 835-3879.

[TEXT BOX]
Total Return is used by all mutual funds to calculate the hypothetical change in value of a share over a specified period of time, assuming reinvestment of all dividends and distributions.

FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with buying and holding shares of the Funds. The following table illustrates those fees and expenses. Keep in mind that the Fund, which has a master/ feeder structure as described on page 6, has no sales charge (load).

Shareholder Fees (fees paid directly from your investment)

Minimum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price) None
Maximum Deferred Sales Charge (Load)                     None
Minimum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions             None
Redemption Fee                                           None
Exchange fee                                             None
Maximum Account Fee                                      None

Annual Fund Operating Expenses*(unaudited) (expenses that are deducted from Fund assets)

Management Fee                 0.12%
Distribution (12b-1) Fees      0.00%

Other Expenses                 0.51% (a)
Total Annual Fund Operating
Expenses                       0.63% (b)


*This table shows the expenses for both the Fund and its share of its master portfolio, The Prime Money Market Portfolio, for the fiscal year ended 1999.


(a) The Fund's Other Expenses are 0.41%, which reflects a voluntary waiver of a portion of the administration fee by The Managers Funds LLC, the Administrator of the Fund. This waiver is expected to continue, but may be modified or terminated at the sole discretion of the Administrator.
(b) Total Annual Fund Operating Expenses are currently 0.53%, which reflects all waivers in effect.

[TEXT BOX]
The Management Fee is the fee paid to The Managers Funds, L.P. and in turn, a portion of which is paid to the external asset managers who manage the Fund's portfolios.

Distribution (12b-1) Fees are those expenses charged by some mutual funds for the cost of marketing and advertising. These Funds do not have any 12b-1 fees.

                                                   Risk/Return Summary
-------------------------------------------------------------------------
                 Example

                 The   following  Example  will   help   you
                 compare  the costs of investing in  various
                 funds.   It assumes that you invest $10,000
                 as  an  initial investment in the Fund  for
                 the  time periods indicated and then redeem
                 all  of  your  shares at the end  of  those
                 periods.    It  also  assumes   that   your
                 investment has a 5% total return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

Fund                1 Year    3 Years     5 Years        10 Years

Money Market Fund*  $64(a)      $202(b)     $351(c)        $786(d)


*This Example shows the expenses for both the Fund and its share of its master portfolio for the fiscal year ended 1999.
(a) Your costs, including all waivers currently in effect, would be $54.
(b) Your costs, including all waivers currently in effect, would be $170.
(c) Your costs, including all waivers currently in effect, would be $296.
(d) Your costs, including all waivers currently in effect, would be $665.


The Managers Funds
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THE MANAGEMENT TEAM

[graphic]
The Managers Funds (referred to in this Prospectus as "We" and "Us") is a no-load mutual fund family currently comprised of ten different Funds, each having distinct investment management objectives, strategies, risks and policies. Many of our Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

The Managers Funds LLC, a subsidiary of Affiliated
Managers Group, Inc., serves as the administrator and distributor of the shares of the Fund. The Fund invests all of its assets in The Prime Money Market Portfolio. The investment manager of the Portfolio is J.P. Morgan Investment Management, Inc. ("JPMIM"), formerly Morgan Guaranty
Trust Company of New York. JPMIM, subject to the supervision of the Trustees of the Portfolio, makes the Portfolio's day-to-day investment decisions, arranges for the execution of the Portfolio transactions, and generally manages the Portfolio's investments. The Fund has invested in this Portfolio through a master/feeder arrangement since
December 1, 1995.

MASTER/FEEDER STRUCTURE

As noted earlier, the Fund is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the Fund" to mean the feeder fund and its master portfolio taken together.)

The master portfolio accepts investments from other feeder funds, and the feeder funds bear the master portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than any other feeder. Generally when a master portfolio seeks a vote, its feeder fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote per Fund share.

The Managers Funds
--------------------------------------------------------------

The Fund and its master portfolio, The Prime Money Market Portfolio, expect to maintain consistent goals. If they do not, the Fund will withdraw from the master portfolio, receiving its assets either in cash or securities. The Board of Trustees of the Fund would then consider whether the Fund should hire its own asset manager, invest in a different master portfolio, or take other appropriate action.

THE YEAR 2000 ISSUE
[graphic]

The "Year 2000 problem," a date-related computer issue, could have an adverse impact on the nature and quality of the services provided to the Fund and its shareholders. In addition to verifying that all internal systems are able to handle dates past 1999 (otherwise known as "Year 2000 compliant"), we are taking steps to address the problem by working with all of our sub-advisers and outside vendors. We have obtained assurances from each of our key service providers that they are taking steps within their organizations to make their systems and products Year 2000 compliant. However, we cannot be completely certain that all sub-advisers and vendors will be fully Year 2000 compliant. We are unable to predict the impact of this problem on the portfolio companies in which the Fund invests. We will continue to monitor developments relating to this issue.

Managers Money Market Fund                     Ticker Symbol:  MGMXX
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OBJECTIVE

The Fund's objective is to maximize current income and maintain a high level of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
[graphic]

The Fund looks for investments across a broad spectrum of U.S. dollar-denominated money market securities. It typically emphasizes different types of securities at different times in order to take advantage of changing yield differentials. The Fund's investments may include obligations issued by the U.S. Treasury, government agencies, domestic and foreign banks and corporations, foreign governments, repurchase agreements, as well as asset-backed securities, taxable municipal obligations, and other money market instruments. Some of these investments may be purchased on a when-issued or delayed delivery basis.

This Fund, like other money market funds, is subject to a range of federal regulations which are designed to promote stability. For example, it must maintain a weighted average maturity of no more than 90 days, and generally may not invest in any securities with a remaining maturity of more than 13 months. Keeping the weighted average maturity this short helps the Fund in its pursuit of a stable $1.00 share price.

Additionally, money market funds take steps to protect investors against credit risk. This Fund maintains stricter standards than federal law when it comes to securities selection.

PRINCIPAL RISK FACTORS
[graphic]

The Fund's yield will vary in response to changes in interest rates. How well the Fund's yield compares to the yields of similar money market funds will depend on the success of the investment process, as described above.

As with all money market funds, the Fund's investments are subject to various risks, which, while generally considered to be minimal, could cause its share price to fall below $1.00. For example, the issuer or guarantor of a portfolio security or

Managers Money Market Fund                      Ticker Symbol:  MGMXX
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the counterparty to a contract could default on its obligation.
An unexpected rise in interest rates could also lead to a loss in share price if the Fund is near the maximum allowable average weighted maturity at the time. However, the Fund's investment process and management policies are designed to minimize the likelihood and impact of these risks.

SHOULD I INVEST IN THIS FUND?

This Fund may be suitable if you:

Are seeking an opportunity to preserve capital in your investment portfolio
Are uncomfortable with risk
Are investing with a shorter time horizon in mind

This Fund may not be suitable if you:

Are investing for high current income
Are seeking a moderate or high risk investment
Are investing with a longer time horizon in mind

FEES AND EXPENSES

Annual Fund Operating Expenses* (unaudited) (expenses that are deducted from Fund assets)

Management Fee......................................... 0.12%
Distribution (12b-1) Fees.............................. 0.00%
Other Expenses......................................... 0.51%(a)
Total Annual Fund Operating Expenses................... 0.63%(b)


*This table shows the expenses for both the Fund and its share of its master portfolio, The Prime Money Market Portfolio, for the fiscal year ended 1999.
(a)The Fund's Other Expenses are 0.41%, which reflects a voluntary waiver of the administration fee by The Managers Funds LLC, the Administrator to the Fund. This waiver is expected to continue throughout fiscal 2000, but may be modified or terminated at the sole discretion of the Administrator.
(b)The Total Annual Fund Operating Expenses are currently 0.53%, which reflects all waivers in effect.


Managers Money Market Fund                     Ticker Symbol:  MGMXX
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J.P. Morgan Investment Management Inc. ("JPMIM") is the investment manager to The Prime Money Market Portfolio, the portfolio in which the Fund invests all of its assets. JPMIM has managed the Portfolio since October 1, 1998. Prior to that date, Morgan Guaranty Trust Company of New York was the investment advisor. JPMIM, located at 522 Fifth Avenue, New
York, New York 10036, was founded in 1913. As of
December 31, 1998, JPMIM had assets under management of $316 billion. Mark Settles, Vice President, and John Donohue, Vice President, lead the portfolio management team. Mr. Settles and Mr. Donohue has each held various positions with JPMIM since 1994 and 1997, respectively. Prior to joining JPMIM, Mr. Donohue was an Institutional Money
Market Portfolio Manager at Goldman, Sachs & Co.

The Fund pays an annual management fee to JPMIM, indirectly through its investment in the master fund. The master fund pays a management fee of 0.20% of the first $1 billion of the average daily net assets of the master fund and 0.10% of the average daily net assets in excess of $1 billion.

A Few Words About Risk

In the normal course of every day life, each of us takes risk. What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

[GRAPHIC]
If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location, or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which, along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

[GRAPHIC]
The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk, to determine their actions. In addition, there are a few principles from this example which are applicable to investing as well.

o Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change.
o Everybody's perception of reward is different.
o High risk does not in itself imply high reward.

Other Risk Factors
--------------------------------------------------------------------------

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the risk premium.

U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

The following are descriptions of many of the risks that asset managers of our Funds take to earn investment returns. Investors should keep in mind that each of the Equity Funds is subject to the following risks. This is not a comprehensive list and the risks discussed below are only some of the primary risks to which your investments are exposed.

[GRAPHIC]
Market Risk. This is also called systematic risk. It typically refers to the basic variability that stocks exhibit as a result of stock market fluctuations. Despite the unique influences on individual companies, all stock prices rise and fall as a result of investors' perceptions of the market as a whole. Many of the risks described below contribute to market risk. Other types of securities such as corporate bonds can also have some market risk; their prices can be affected by changing perceptions of the stock market.

Since foreign securities trade on different markets, which have differing supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks and they may be more or less volatile than U.S. markets, and may move in different directions. However, as all markets become more open to global trading, and as communications between investors improves, international stock and bond markets have become more closely linked with U.S. markets.

[TEXT BOX:  The risk premium for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.]

Other Risk Factors
--------------------------------------------------------------------------
The consequences of market risk are that if the stock market drops in value, the value of each Fund's portfolio of investments are also likely to drop in value. The increase or decrease in the value of a Fund's investments, in percentage terms, may be more or less than the increase or decrease in the value of the market. Most international markets do not move together with U.S. markets, or with other international markets.

[GRAPHIC]
Specific Risk. This is the risk that any particular security will drop in price due to adverse effects on a specific business. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual business risks which these companies face.

An extension of specific risk is Sector (Industry) Risk. Companies that are in similar businesses may be similarly affected by particular economic or market events. To measure sector (industry) risk, one would group the holdings of a portfolio into sectors or industries and observe the amounts invested in each. Again, diversification among industry groups will reduce sector (industry) risk but may also dilute potential returns.

Price Risk. As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or with the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained. This is likely the clearest difference between "growth" and "value" styles of investing.

Liquidity Risk. This is the risk that a Fund cannot sell a security at a reasonable price within a reasonable time frame when it wants or needs to due to a lack of buyers for the security. This risk applies to all assets. However, it is higher for small-capitalization stocks and stocks of foreign com

[TEXT BOX:  Value vs. Growth Investors

            Growth investors are typically willing to take more price risk in order to own companies which are performing well and are expected to continue to perform well.Value investors prefer to take less price risk by avoiding situations where current expectations, and thus prices, are high.]

Other Risk Factors
----------------------------------------------------------------------

panies than it typically is for large-capitalization domestic stocks. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and a takes at least a few days and often a few months to sell.

On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be approximated by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.

[GRAPHIC]
Credit Risk. The likelihood that a debtor will be unable to pay interest or principal payments as planned is typically referred to as default risk. Default risk for most debt securities is constantly monitored by several nationally recognized statistical rating agencies such as Moody's Investor Services, Inc. and Standard & Poor's Corporation. Even if the likelihood of default is remote, changes in the perception of an institution's financial health will affect the valuation of its debt securities. This extension of default risk is typically known as credit risk.

Inflation Risk. This is the risk that the price of an asset, or the income generated by an asset, will not keep up with an increase in the general cost of living. Almost all financial assets have some inflation risk, but most particularly fixed-income securities.

Interest Rate Risk. Changes in interest rates can impact stock and bond prices in several ways. As interest rates rise, the coupon payments of debt securities may become less competitive with the market and thus the price of the securities may fall. Similarly, the expected earnings and dividend payments for equity securities become relatively less competitive as interest rates rise. Conversely, prices typically rise as available interest rates fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus

Other Risk Factors
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[TEXT BOX:  Duration is the weighted average time (typically quoted in years)
            to
            the receipt of cash flows (principal + interest) for a bond or portfolio. It is used to evaluate the interest rate sensitivity.]

measured by analyzing the length of time or "duration" over which the return on the investment is expected. The longer the duration the higher the interest rate risk.

While this is typically measured for debt securities, it also applies to equity securities. A company which has high current earnings, is paying dividends and is valued based on a slower expectation of growth has a shorter duration than a rapidly growing company in which the bulk of its earnings are expected further into the future.

       Reinvestment Risk. As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk.

       Here is a good example of how consequences differ for various investors. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is likely less to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.
[gr
APHIC]   Political Risk. Changes in the political status of any country can have profound effects on the value of securities within that country as well as the credit quality of the debt securities. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

[GRAPHIC]   Currency Risk. The value of foreign securities in an investor's home
        currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if
          the price for the foreign currency drops in relation to the U.S.
            Dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

            Economic Risk. Obviously, the prevailing economic environment is important to the health of all businesses, however, some companies are more sensitive to changes in the domestic and/or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive, and carry a higher amount of economic risk.

[GRAPHIC]   Intelligence Risk. Intelligence risk is a term created by The
            Managers Funds LLC to describe the risks taken by mutual fund investors in hiring professional asset managers to invest assets.
            Asset managers evaluate investments relative to all of the above risks, among others, and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies which proliferate through their management organizations and are reflected in their portfolios.

            Intelligence risk can be defined as the risk that investment managers may make poor decisions or use investment philosophies that turn out to be wrong. The Managers Funds LLC believes that intelligence risk can be reduced through diversification of investment managers from differing organizations and with differing investment philosophies.

            There are many ways of summarizing these risks, but keep in mind that summarization can lead one to overlook some important factors. Life insurance companies do not attempt to estimate the individual risks that each of its policy holders intends to take throughout life. Not only would this be impossible from a data collection standpoint, but the sheer number of estimates involved would compound to make the final life expectancy estimate very imprecise. Instead,


                               14

            life insurance companies use historical data to make broad estimates about the life expectancy of people and then adjust them based on some other broad measures such as sex, general health, heredity, and lifestyle factors such as smoking and flying. The circumstance in which this model falters is when any significant factor, which is not represented in the historical results, becomes relevant. Nuclear war, plague or climactic shifts could detrimentally affect the life insurers' results, while a cure for cancer and improving health habits could incrementally affect life expectancies.

FINANCIAL INFORMATION FOR THE FUND

The following Financial Highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in that Fund. It assumes reinvestment of all dividends and distributions. This information, extracted from the Fund's Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund's Annual Report, which is available upon request.

     MANAGERS MONEY MARKET  FUND
-----------------------------------------------------------

                                               Eleven    Year
                                               Months    ended
                                                ended   Decemb
                                               Novembe  er 31,
For the years ended      1998   1997   1996     r 30,    1994
November 30                                     1995
Net Asset Value,         $1.000  $1.000  $1.000   $1.000   $1.000
Beginning of Year
Income From Investment
Operations
   Net Investment        0.052   0.052   0.054    0.044    0.035
Income
   Net Gains or Losses
on Securities (both        ----    ---    ----     ----     ----
   realized and
unrealized)
       Total From        0.052    0.052   0.054    0.044    0.035
Investment Operations
Less Distributions
   Dividends (from net
investment income)       (0.052)  (0.052)  (0.054)  (0.044)   (0.035)

   Distributions (from   ------  -----  ------     ----     ----
capital gains)
   Returns of Capital    -----        ----    ----     ----     ----
       Total             (0.052) (0.052)  (0.054)  (0.044)   (0.035)
Distributions

Net Asset Value, End of   $1.000  $1.000  $1.000   $1.000   $1.000
Year

Total Return (b)           5.30%   5.35%   5.53%  4.51%(a)    3.61%


Ratios/Supplemental
Data

Net Assets, End of Year   $45,282   $36,544  $36,091  $11,072   $17,269
(000's omitted)

Ratio of Net Expenses
to Average Net Assets      0.50%     0.40%   0.12%  1.13%(a)    0.73%

Ratio of Net Income to
Average Net Assets         5.17%     5.22%   5.35%    4.85%(a)    3.84%

Expense
Waiver/Reimbursement(c)
Ratio of Total Expenses
to Average Net Assets      0.70%     0.74%   0.75%    1.18%(a)    1.03%

Ratio of Net Income to
Average Net Assets         4.97%     4.88%   4.71%    4.80%(a)    3.54%

(a)  Annualized.
(b) Total Returns would have been lower had certain expenses not been reduced during the periods shown.
(c ) Ratio information assuming no fee waivers or reimbursements of investment advisory and management fees and/or administrative fees in effect for the periods presented, if applicable.

Your Account
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            As an investor, you pay no sales charges to invest in our Funds. Furthermore, you pay no charges to transfer within the Fund family or even to redeem out of our Funds. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (NYSE) is open for trading. The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. Each Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

            Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund's NAV may change on days when investors may not be able to purchase or redeem Fund shares.

            Each Fund's investments are valued based on market values. If a particular event would materially affect a Fund's NAV or if market quotations are not readily available, then the Pricing Committee of the Board of Trustees may value the Fund's investments based on an evaluation of fair value.


MINIMUM INVESTMENTS IN OUR FUNDS

            All investments in our Funds must be in U.S. Dollars. Third-party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to a Fund or State Street Bank and Trust Company will be accepted.


                            INITIAL INVESTMENT          ADDITIONAL INVESTMENT
Regular accounts*              $2,000                       $100
Education IRA                     500                         N/A
Traditional IRA                   500                         100
SEP IRA                           500                         100
SIMPLE IRA                        500                         100
ROTH IRA                          500                         100

*For Regular accounts, arrangements can be made to open accounts with less than the required initial investment. Call (800) 835-3879 for more details.

[Text Box]

A Traditional IRA is an individual retirement account. Assets are tax-deferred while your withdrawals and distributions are taxable in the year that they are made

An Education IRA is an IRA with a non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses.

A SEP IRA is an IRA that allows employers to make contributions to an employee's account.

A Simple IRA is an employer plan and a series of IRAs that allows contributions by and for amployees.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other consitions must be met.

YOU SHOULD CONSULT YOUR TAX PROFESSIONAL FOR MORE INFORMATION ON IRA
ACCOUNTS.

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HOW TO PURCHASE SHARES


                                     Initial Purchase*                  Additional Purchases*

Through your Investment Advisor    Contact your investment advisor
                                   or other investment professional
                                                                       Send any additional funds to your
                                                                       investment professional at the address
                                                                       appearing on your account statement

Advisors, Bank Trust and 401(k)
agents only                       Call (800) 358-7668 for further
                                  instructions
                                                                      Call (800) 358-7668 for further instructions

Direct Shareholders:
[GRAPHIC]By Mail                  Complete the account application.
                                  Mail the application and a check
                                  payable to The Managers Funds to:
                                  The Managers Funds
                                  c/o Boston Financial
                                  Data Services, Inc.
                                  P.O. Box 8517
                                  Boston, MA 02266-8517


                                                                      Write a letter of instruction and a check
                                                                      payable to The Managers Funds to:
                                                                      The Managers Funds
                                                                      c/o Boston Financial
                                                                      Data Services, Inc.
                                                                      P.O. Box 8517
                                                                      Boston, MA 02266-8517
                                                                      Include your account # on your check.

[GRAPHIC} By Telephone           Call (800) 358-7668                  Call the Transfer Agent at (800) 252-0682.
                                                                      The minimum additional investment
                                                                      is $100

*All purchases by check are subject to a 15-day holding period.


**For Bank Wires: Please call and notify the Fund at (800) 358-7668. Then instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA 02101; ABA #011000028; BFN - The Managers Funds. Please be aware that your bank may charge you a fee for this service.

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HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV calculated after the Fund's Transfer Agent accepts your order. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.

                                             Instructions
Through your Investment Advisor              Contact your investment advisor

Advisor, Bank Trust and 401(k) agents only   Call (800) 358-7668 for further instructions

Direct Shareholders:
[GRAPHIC]By Mail                             Write a letter of instruction containing:
                                              * the name of the Fund
                                              * dollar amount or number of shares to be sold
                                              * your name
                                              * your account number
                                              * signatures of all owners on account

                                            Mail letter to:
                                             The Managers Funds
                                             c/o Boston Financial Data
                                             Services, Inc.
                                             P.O. Box 8517
                                             Boston, MA  02266-8517

[GRAPHIC] By Telephone                      If you elected telephone redemption privileges
                                            on your account application,
                                            call us at (800) 252-0682

It is important to keep in mind that if you invest through a third party such as a bank, broker-dealer or financial supermarket rather than directly with us, the policies and fees may be different than those described in this material.
[TEXT BOX]
Redemptions $25,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and securities dealers. A notary public cannot provide a signature guarantee. In joint accounts, both signatures must be guaranteed.

Telephone redemptions are available only for redemptions which are below $25,000.

Investor Services
------------------------------------------------------------------------
Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of your Fund or another Fund. You can elect to receive cash.

Automatic Investments allows you to make automatic deductions from a designated bank account.

[GRAPHIC]
Systematic Withdrawals allows you to make automatic monthly withdrawals of $100 or more per Fund. Withdrawals are normally completed on the 25th Business day of each month. If the 25th business day is a Sunday or a holiday, the withdrawal will be completed on the next business day.

Dollar Cost Averaging allows you to make automatic monthly exchanges from one Fund to another. Exchanges are completed on the 15th business day of each month. Be sure to read the current Prospectus for any Fund that you are exchanging into. There is no fee associated with this service. If the 15th business day is a Sunday or a holiday, the exchange will be completed on the next business day.

Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege allows you to exchange your shares of one Fund for shares of another of our Funds. There is no cost associated with this service. Be sure to read the Prospectus of any Fund that you wish to exchange into. You can request your exchange in writing, by telephone (if elected on the application) or through your investment advisor, bank or investment professional.

Investor Services
---------------------------------------------------------------------

GENERAL FUND POLICIES

We reserve the right to:

* redeem an account if the value of the account falls below
$500 due to redemptions

* Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the SEC

* Change our minimum  investment amounts

* Delay sending out redemption proceeds for up to seven days
(this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions)

* Make a redemption-in-kind (a payment in portfolio securities instead of in cash) if we determine that a redemption is too large and/or may cause harm to the Fund and its shareholders

* Refuse any purchase or exchange request if we determine that such request could adversely affect the Fund's NAV, including if such person or group has engaged in excessive trading (to be determined in our discretion)

* After prior warning and notification, close an account due to excessive trading

Account Policies, Dividends and Taxes
-------------------------------------------------------------------------------
ACCOUNT STATEMENTS

You will receive quarterly statements detailing your account activity. All investors will also receive a yearly statement, including a Form 1099-DIV, detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends and net capital gain distributions, if any are normally paid annually in December for each of the Equity Funds, with the exception of the Income Equity Fund. The Income Equity Fund distributes any income dividends monthly and normally makes capital gain distributions yearly in August and December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

TAX INFORMATION

[GRAPHIC]
Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from your Funds.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it for additional shares. An exchange of one Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Account Policies, Dividends and Taxes
----------------------------------------------------------------------------

Federal law requires a Fund to withhold taxes on distributions paid to shareholders who:

* fail to provide a social security number or taxpayer identification number

* fail to certify that their social security number or taxpayer identification number is correct

* fail to certify that they are exempt from withholding

[COMMON INSIDE BACK COVER TO ALL PROSPECTUSES]

[THE MANAGERS FUNDS LOGO]
Where Leading Money Managers Converge

Fund Distributor
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

Custodian
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts  02171

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, New York  10022

Transfer Agent
Boston Financial Data services, Inc.
attn:  The Managers Funds
P.O. Box 8517
Boston, Massachusetts  02266-8517
(800) 252-0682

TRUSTEES
Jack W. Aber
William E. Chapman, II
Sean M. Healey
Edward J. Kaier
Madeline H. McWhinney
Steven J. Paggioli
Eric Rakowski
Thomas R. Schneeweis


THE MANAGERS FUNDS

EQUITY FUNDS:
-----------------
INCOME EQUITY FUND
Scudder Kemper Investments, Inc.
Chartwell Investment Partners, L.P.

CAPITAL APPRECIATION FUND
Essex Investment Management Company, LLC
Roxbury Capital Management LLC

SPECIAL EQUITY FUND
Liberty Investment Management
Pilgrim, Baxter & Associates, Ltd.
Westport Asset Management, Inc.
Kern Capital Management LLC

INTERNATIONAL EQUITY FUND
Scudder Kemper Investments, Inc.
Lazard Asset Management

EMERGING MARKETS EQUITY FUND
King Street Advisors, Limited

INCOME FUNDS:
----------------
MONEY MARKET FUND
J.P. Morgan Investment Management Inc.

SHORT AND INTERMEDIATE BOND FUND
Standish, Ayer & Wood, Inc.

INTERMEDIATE MORTGAGE FUND
Standish, Ayer & Wood, Inc.


BOND FUND
Loomis, Sayles & Co., L.P.

GLOBAL BOND FUND
Rogge Global Partners

[BACK COVER OF PROSPECTUS - COMMON TO ALL]
For More Information
------------------------------------------------------------------
Additional  Information  for  these  Funds,  including   the
Statement of Additional Information and the Annual and Semi-
Annual  Reports, is available to you free upon request.   In
the  Annual  Report for each of the Funds, you will  find  a
discussion   of   the  market  conditions   and   investment
strategies   that   significantly   affected   the    Fund's
performance during the last fiscal year.


[GRAPHIC]By telephone               Call 1-800-835-3879

[GRAPHIC]By Mail                   Write to:  The Managers Funds
                                              40 Richards Avenue
                                              Norwalk, CT 06854

[GRAPHIC]On the Internet           Electronic copies are available on ur
                                   website at http://www.managersfunds.com

Text-only copies of these documents are also available on the SEC's website at http://www.sec.gov, by sending a request and a duplication fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009, or by visiting the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330)

Investment Company Act Registration Number 811-3752.